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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2005

                                Indymac Abs, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)
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    Delaware                  333-120706                   95-4685267
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 (State or Other             (Commission                (I.R.S. Employer
  Jurisdiction               File Number)              Identification No.)
of Incorporation)


155 North Lake Avenue
Pasadena, California                                           91101
---------------------                                       ----------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code:  (626) 535-5555
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.        Other Events.
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Description of the Mortgage Pool

         IndyMac ABS, Inc. (the "Registrant") plans a series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2005-A Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004, among the Registrant as depositor, IndyMac Bank, F.S.B. as seller and servicer and Deutsche Bank National Trust Company as trustee. The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.





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Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                   ITEM 601(a) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                    DESCRIPTION
-----------         -----------                    -----------
     1                   99              Collateral Term Sheets (as
                                         defined in Item 8.01) that have
                                         been provided by UBS Securities
                                         LLC to certain prospective
                                         purchasers of IndyMac ABS, Inc.,
                                         Home Equity Mortgage Loan
                                         Asset-Backed Trust, Series SPMD
                                         2005-A Certificates (filed in
                                         paper pursuant to the automatic
                                         SEC exemption pursuant to Release
                                         33-7427, August 7, 1997)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 28, 2005


                                         INDYMAC ABS, INC.


                                         By: /s/ Victor Woodworth
                                            -----------------------------------
                                         Name:  Victor Woodworth
                                         Title: Vice President





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                                Index to Exhibits
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                   Item 601(a) of
                   Regulation S-K
Exhibit Number      Exhibit No.       Description     Sequentially Numbered Page
--------------      -----------       -----------     --------------------------
     1                  99            Collateral           Filed Manually
                                      Term Sheets





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